EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BMP Holdings Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2016 as filed with the U. S. Securities and Exchange Commission (the “Report”), I, Henry Sargent, Chief Executive Officer and Principal Financial Officer, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 15, 2016

BMP HOLDINGS INC.

By:/s/ Henry Sargent

Henry Sargent

Chairman of the Board,

Chief Executive Officer,

Principal Financial Officer and

Principal Accounting Officer